UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 12, 2008
AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
70 Pine Street
New York, New York 10270
(Address of principal executive offices)
Registrant’s telephone number, including area code:  (212) 770-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01. Other Events.
On May 16, 2008, American International Group, Inc. (“AIG”) closed the sale of 196,710,525 shares of its common stock, par value $2.50 per share, at a public offering price of $38.00 per share (the “Common Stock Offering”) and 78,400,000 equity units, initially consisting of purchase contracts and junior subordinated debentures, at a public offering price of $75.00 per equity unit (the “Equity Units Offering”).
In connection with the Common Stock Offering and Equity Units Offering, AIG entered into the several agreements and other instruments listed in Item 9.01 of this Current Report on Form 8-K and filed as exhibits hereto. These exhibits are incorporated by reference into the Registration Statement (Nos. 333-150865, 333-143992 and 333-106040) related to the Common Stock Offering and the Equity Units Offering.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
1.1	Underwriting Agreement, dated as of May 12, 2008 between AIG and Citigroup Global Markets Inc., and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, relating to the Common Stock Offering.

1.2	Underwriting Agreement, dated as of May 12, 2008 between AIG and Citigroup Global Markets Inc., and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, relating to the Equity Units Offering.

4.1	Sixth Supplemental Indenture, dated as of May 16, 2008, between AIG and The Bank of New York, as Trustee.

4.2	Seventh Supplemental Indenture, dated as of May 16, 2008, between AIG and The Bank of New York, as Trustee.

4.3	Eighth Supplemental Indenture, dated as of May 16, 2008, between AIG and The Bank of New York, as Trustee.

4.4	Form of 5.67% Series B-1 Junior Subordinated Debenture (included in Exhibit 4.1).

4.5	Form of 5.82% Series B-2 Junior Subordinated Debenture (included in Exhibit 4.2).

4.6	Form of 5.89% Series B-3 Junior Subordinated Debenture (included in Exhibit 4.3).

4.7	Purchase Contract Agreement, dated as of May 16, 2008, between AIG and The Bank of New York, as Purchase Contract Agent.

4.8	Form of Corporate Unit (included in Exhibit 4.7).

4.9	Pledge Agreement, dated as of May 16, 2008, among AIG, The Bank of New York as the Purchase Contract Agent and Wilmington Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary.

5.1	Validity Opinion of Sullivan & Cromwell LLP relating to Common Stock.

5.2	Validity Opinion of Sullivan & Cromwell LLP relating to Equity Units

8.1	Tax Opinion of Sullivan & Cromwell LLP relating to Common Stock.

8.2	Tax Opinion of Sullivan & Cromwell LLP relating to Equity Units.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: May 16, 2008	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX
1.1	Underwriting Agreement, dated as of May 12, 2008 between AIG and Citigroup Global Markets Inc., and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, relating to the Common Stock Offering.

1.2	Underwriting Agreement, dated as of May 12, 2008 between AIG and Citigroup Global Markets Inc., and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, relating to the Equity Units Offering.

4.1	Sixth Supplemental Indenture, dated as of May 16, 2008, between AIG and The Bank of New York, as Trustee.

4.2	Seventh Supplemental Indenture, dated as of May 16, 2008, between AIG and The Bank of New York, as Trustee.

4.3	Eighth Supplemental Indenture, dated as of May 16, 2008, between AIG and The Bank of New York, as Trustee.

4.4	Form of 5.67% Series B-1 Junior Subordinated Debenture (included in Exhibit 4.1).

4.5	Form of 5.82% Series B-2 Junior Subordinated Debenture (included in Exhibit 4.2).

4.6	Form of 5.89% Series B-3 Junior Subordinated Debenture (included in Exhibit 4.3).

4.7	Purchase Contract Agreement, dated as of May 16, 2008, between the Company and The Bank of New York, as Purchase Contract Agent.

4.8	Form of Corporate Unit (included in Exhibit 4.7).

4.9	Pledge Agreement, dated as of May 16, 2008, among the Company, the Purchase Contract Agent and Wilmington Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary.

5.1	Validity Opinion of Sullivan & Cromwell LLP relating to Common Stock.

5.2	Validity Opinion of Sullivan & Cromwell LLP relating to Equity Units

8.1	Tax Opinion of Sullivan & Cromwell LLP relating to Common Stock.

8.2	Tax Opinion of Sullivan & Cromwell LLP relating to Equity Units.